UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2024

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 W Sam Houston Pkwy S, Floor 4
Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 13, 2024, Vroom, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Vroom, Inc. 2020 Incentive Award Plan (the “2020 Plan”) to (i) increase the number of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) authorized for issuance under the 2020 Plan by 350,000 shares and (ii) correspondingly increase by 350,000 shares the limit on the number of shares that can be issued under the 2020 Plan pursuant to the exercise of “incentive stock options.”

For a description of the material terms of the Amendment to the 2020 Plan, see “Summary of the 2020 Plan as Amended by the Amendment” under “Proposal Four - Approval of the Amended 2020 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”), which description is incorporated herein by reference. The descriptions of the Amendment to the 2020 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended 2020 Plan, a copy of which is filed hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As noted above, the Company’s Annual Meeting was held on June 13, 2024. A total of 904,628 shares of the Company’s Common Stock, were present in person or represented by proxy at the Annual Meeting, representing approximately 50.37 percent of the Company’s outstanding Common Stock as of the April 19, 2024 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Proxy Statement.

Item 1 — Election of seven directors for a term of office ending at the annual meeting of stockholders to be held in 2025.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert J. Mylod, Jr.	426,871	40,307	437,450
Timothy M. Crow	424,631	42,547	437,450
Michael J. Farello	424,742	42,436	437,450
Laura W. Lang	424,517	42,661	437,450
Laura G. O’Shaughnessy	413,496	53,682	437,450
Paula B. Pretlow	424,590	42,588	437,450
Thomas H. Shortt	425,170	42,008	437,450

Item 2 — Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
883,621	11,859	9,148	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
389,314	70,876	6,988	437,450

Item 4 — Approval of the Amended 2020 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
341,339	119,869	5,970	437,450

Item 5 — Election of Robert. R. Krakowiak as a director for a term of office ending at the annual meeting of stockholders to be held in 2025.

Votes FOR	Votes WITHHELD	Broker Non-Votes
409,630	45,715	437,450

Based on the foregoing votes, the director nominees listed under Items 1 and 5 were elected and Items 2, 3 and 4 were approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Vroom, Inc. 2020 Incentive Award Plan, as amended and restated on June 13, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: June 14, 2024	By:	/s/ Agnieszka Zakowicz
Agnieszka Zakowicz
Chief Financial Officer